May 2018

This presentation includes “forward-looking statements” that involve risks and uncertainties within the meaning of the United States Private Securities Litigation Reform Act of 1995.  Words such as “will,” “should,” “could,” “may,” “might,” “expect,” “plan,” “possible,” “potential,” “predict,” “anticipate,” “believe,” “estimate,” “continue,” “future,” “intend,” “project” or similar expressions are intended to identify such forward-looking statements and may include statements regarding industry prospects, future results of operations or financial position, and statements of our intent, belief and current expectations about our strategic direction, prospective and future results and condition. RLJ Entertainment’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Important factors that could cause or contribute to differences from expectations, estimates and projections include those discussed in “Risk Factors” in our Annual Report on Form 10-K filed on March 16, 2018, our subsequent Quarterly Reports on Form 10-Q and other reports we file from time to time with the Securities and Exchange Commission.   All forward-looking statements should be evaluated with the understanding of inherent uncertainty.  The inclusion of such forward-looking statements should not be regarded as a representation that contemplated future events, plans or expectations will be achieved.  Unless otherwise required by law, we undertake no obligation to release publicly any updates or revisions to any such forward-looking statements that may reflect events or circumstances occurring after the date of this presentation.  You are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date made. SAFE HARBOR

Ticker: RLJE Headquarters: Silver Spring, MD Offices: Los Angeles, CA; London, UK; Sydney, Australia Employees: 97 About RLJ Entertainment Fast-Growth Digital Channels Serving Distinct Audiences RLJ Entertainment IP 64% equity participation in Agatha Christie Ltd. (ACL) Media Distribution/Wholesale Leverages large, exclusive content library – Transforming toward digital Digital Channels Premium, subscription-based OTT channels

Investment Highlights

Seminal Moment in OTT Market	• OTT expected to overtake broadcast TV by 2020 • OTT market expects to grow at a CAGR of 6% to $8.6 billion by the year end 2022 • Addressable Markets in North America - Acorn TV ~ 10 million; UMC ~20 million
Fast Growth, Expanding Margins	• Powerful business model emerging • Higher-margin, high-growth Digital Channels driving profitability and cash flow • 50%+ annual Acorn TV and UMC subscriber growth since respective launches
Strong Asset Base in Place	• High-value, high-MRR subscriber base • Large, exclusive library of English-speaking dramas and urban content • Partnership with AMC Networks
Favorable Capital Structure	• Balance sheet flexibility supports growth • No cash interest or debt service payments until June 2020 • Rapid deleveraging through continued Adjusted EBITDA growth
Skilled Management Team	• Established industry credentials • Chairman Robert L. Johnson founded BET • Proven record of developing online brands through segmented programming

ACORN tv   Agatha Christie Ltd   UMC URBAN MOVIE CHANNEL   RLJE Films

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Over-The-Top Displacing Traditional Cable/Satellite Technology fundamentally disrupting structure and economics of the Entertainment and Media industry 6 5 Monetizing content libraries Producing and distributing new content across all media platforms Direct-to-consumer offerings generating new revenue streams Brands are key differentiators and aggregators of distinct audiences Proliferation of video devices has weakened traditional TV networks and traditional ad model

Speed of Viewer Migration Toward OTT US SVOD Revenue Growth OTT Trends 2017 OTT Video Services Study, Level3 Communications, Streaming Media, Univphere Research >70% of study respondents expect OTT to overtake broadcast TV by 2020 50% of respondents expect 30-50% OTT revenue growth in next 3 years Viewers want flexibility to consume content on any screen High frame rate and high dynamic range are increasingly important Source: Statista, 2017 SVOD CAGR of 6% Resulting in Market Volume of $8.6B in 2022 SVOD Revenue grew to $6.8B in 2017 User penetration projected to hit 29.6% in 2022 from 24.8% in 2017

ACORN tv

Acorn TV offers high quality, carefully curated British and other English-speaking international television dramas to discerning viewers

- Top 10 SVOD entertainment channel
- Named by a leading consumer report among "Top 5 Streaming Sites"
- Available on Apple TV, iOS mobile, Amazon Channels, Fire TV, Roku, Samsung TVs, and more
- New shows added every week with strong slate of original and exclusive dramas and mysteries
- First niche SVOD to receive an Emmy nomination (Curtain/Poirot)
- Regular coverage from leading media outlets: NY Times, Wall Street Journal, Variety, USA Today, Los Angeles Times, CNN and NPR

Demo: British and international dramas fans, 35+

Audience Size: North America 10-12M

Launched: July 2011

Pricing: 7 day free trial then $4.99/monthly or $49.99/year


MIDSOMER MURDERS

detectorists

Doc Martin

DECLINE AND FALL

STRIKING OUT

A PLACE TO CALL HOME

First premium SVOD channel targeting the African American and urban market Broad variety of genres featuring today’s top talent and up-coming stars Available on iOS, Android, Amazon Channels, Apple TV, Roku & Amazon Fire TV Growing slate of new releases and original content now available on the channel Monthly programming events and exclusives Key Marketing: Paid ad search/banner ads, digital media buys, social media, PR campaigns that include/feature RLJE chairman Bob Johnson, talent and influencer marketing Demo: African American and Urban audiences, 25-54 Audience Size: 22M connected households; 5M SVOD consumers in US Launched: November 2014 (beta), February 2015 (full) Pricing: 7 day free trial then $4.99/month or $49.99/year Urban Movie Channel features quality entertainment including feature films, documentaries, original series, stand-up comedy and other exclusive content for urban audiences

100% YOY Subscriber Growth Since 2011 Launch Total Subscriber Growth Strong Subscriber Engagement New Platform Launches Key Title Releases

General Drama Urban Sports Other / New Entrants OTT Channel Landscape

Keys to OTT Success Broadcast Traditional Pay Cable Channels Established OTT Channels Control Exclusive, Distinct and Compelling Content √ √ √ √ Build Strong Brand Positioning and Awareness √ √ √ Optimize direct relations with Viewers / Subscribers √ √ Nimble Execution √

Growth Strategy Objectives Grow Subscribers to 1 Million within 12 Months Drive Adjusted EBITDA Margin Expansion and Cash Flow Accelerating Investments Programming and Content Develop compelling programming for digital channels Increase original productions for Acorn TV Heighten Awareness through Marketing Accelerate social and retention marketing efforts Increase Channels Distribution Increase hours of programming, exclusives for UMC ACL: Develop and premiere new content in partnership with BBC, ITV, Acorn TV, Fox Studios, etc. Advance interactivity and cross-promotion through improved customer experience Increase number of platforms Expand Acorn TV internationally Exploring partnerships with traditional cable/satellite providers Leverage IP and content library through Wholesale Emmy submissions

AMC Network Partnership Strategic and Financial Benefits Technology Original Programming Development Content Sharing & Content Acquisition Financing

Building a Media and Entertainment Powerhouse 2012-2014 2015 2016 2017 2018-2019 Future 12 month objective Clear Path Forward on Record of Proven Execution + Founded company Began combining and restructuring operations Built base platform for Acorn TV Transformational year Partnered with AMC networks Restructured balance sheet Began increasing investments in growth Investing in growth in proprietary channels, IP Managing digital transition in media distribution/wholesale Stabilized operations and raised preferred capital Continued to grow subscribers Launched UMC Increased investment in original programming Continue to expand exclusive and original content Further extend distribution gains Acorn TV and UMC standalone OTT networks

Sources of Revenue Media Distribution/ Wholesale Segment IP Segment IP/Content Development Intellectual Property owned/developed by RLJE Consists primarily of 64% majority interest in Agatha Christie Ltd IP Licensing revenue generates solid margins over long periods Wholesale distribution of broadcast, digital and physical rights in North America, the UK and Australia Niche premium content offers key differentiation to distribution partners, while offering exploitation across multiple platforms RLJE actively manages all windows of exploitation to maximize revenue and margins Proprietary streaming OTT channels – Acorn TV and UMC Revenue subscriptions - Faster growth, highest margins Promotion is based on frequent new original and exclusive releases, supported by partnerships with OTT platforms Digital Channels segment Proprietary SVOD

Revenue, Adjusted EBITDA and Net Income 72% CAGR 90% CAGR

Target Business Model Key Metrics 2017 3-5 Years Subscribers - PSVOD 680,000 2 million+ Revenue $86.3 million $140-170 million Digital Channels % of Revenue 32% 60% Gross Margin 43.0% 53-54% Adjusted EBITDA Margin 19.2% 24-26% Investment in Content* >$40 million >$50 million CapEx $2 million ~$2.5 million High Margin and EBITDA Model with Low CapEx *Annual amortization generally equals level of annual investment Invest in original content and brand awareness Expand internationally Expand Digital Channels’ distribution Increase content pipeline for Media Distribution / Wholesale

Liquidity and Credit Profile

Pre AMCX Investment	Post AMCX Investment
• Senior Debt: $57.5M – Interest rate: 10.7% • Junior Debt: $8.5M – Interest rate: 12%	• Senior Debt Tranche A : $23M – Interest rate: 7% in Equity at $3/share • Senior Debt Tranche B : $55M – Interest rate: 6% in Equity at $3/share
• Weighted Average Cost of Debt: – **Interest rate (cash): 11.7%**	• Weighted Average Cost of Debt: – **Interest rate (non-cash): 6.3%**
• Annual Sr. Principal Payment: 3% • Total Cash Debt Service: ~$11M	• Annual Payment: None until June 2020 • Total Cash Debt Service: $0M
	• Sr. Debt Tranche A due: Starts in 2020 • Sr. Debt Tranche B due : Starts in 2021
	• When exercised, AMC's 18.3M warrants convert Tranche B debt to equity

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Significantly Reduced Cost of Debt by ~550 BPs and $11M in Cash Debt Service

Enterprise Value *As of May 9, 2018, closing stock price of $4.50. Common stock outstanding of 15.1 million. Unexercised warrants total 3.0 million. **Diluted Basis assumes conversion of all preferred stock, including accrued dividends, and warrants converting to common stock. Enterprise Value – Current* Value (in millions) Common Stock $68 Preferred Stock 27 Debt 78 Total $173 Enterprise Value – Pro Forma Diluted Basis** Value (in millions) Common Stock $201 Preferred Stock - Debt, net of warrant exercises 16 Total $217

Ownership Structure Ownership Structure – Current Basis Ownership Structure – Diluted Basis Ownership % AMC Networks 50.1 Robert L. Johnson (RLJ SPAC) 18.6 Institutional Investors 8.4 CEO/CFO and Board 5.9 Other 17.1 Total 100 Ownership % AMC Networks 28.2 Robert L. Johnson (RLJ SPAC) 44.9 Institutional Investors 5.4 CEO/CFO and Board 3.6 Other 17.9 Total 100

Investment Highlights

Seminal Moment in OTT Market	• OTT expected to overtake broadcast TV by 2020 • OTT market expects to grow at a CAGR of 6% to $8.6 billion by the year end 2022 • Addressable Markets in North America - Acorn TV ~ 10 million; UMC ~20 million
Fast Growth, Expanding Margins	• Powerful business model emerging • Higher-margin, high-growth Digital Channels driving profitability and cash flow • 50%+ annual Acorn TV and UMC subscriber growth since respective launches
Strong Asset Base in Place	• High-value, high-MRR subscriber base • Large, exclusive library of English-speaking dramas and urban content • Partnership with AMC Networks
Favorable Capital Structure	• Balance sheet flexibility supports growth • No cash interest or debt service payments until June 2020 • Rapid deleveraging through continued Adjusted EBITDA growth
Skilled Management Team	• Established industry credentials • Chairman Robert L. Johnson founded BET • Proven record of developing online brands through segmented programming

ACORN tv

Agatha Christie Ltd

UMC URBAN MOVIE CHANNEL

RLJE | Films

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Non-GAAP Reconciliation 24